SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  April 6, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                RSV BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                 0- 49696              23-3102103
----------------------------        ----------            -------------
(State or other jurisdiction        (File No.)            (IRS Employer
     of incorporation)                               Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania                15212
  --------------------------------------------                -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         A new director, John R. Echement, was elected to the Registrant's Board of Directors by board action effective April 6, 2005. At the time of filing this report, it was unknown as to which Board committees Mr. Echement would be named.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            RSV Bancorp, Inc.



Date: April 11, 2005                        By: /s/Gerard R. Kunic
                                                --------------------------
                                                Gerard R. Kunic, President